SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                               September 26, 2000
                ------------------------------------------------
                Date of report (Date of earliest event reported)


                              China Broadband Corp.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)


                                     Nevada
                 ---------------------------------------------
                 (State or Other Jurisdiction of Incorporation)


         0-28345                                           72-1381282
------------------------                       ---------------------------------
(Commission File Number)                       (IRS Employer Identification No.)


              2080, 440-2 Ave. SW, Calgary, Alberta, Canada T2P 5E9
              -----------------------------------------------------
               (Address of Principal Executive Offices)(Zip Code)


                                 (403) 234-8885
              ----------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


          (Former name or Former Address, if Changed Since Last Report)


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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

     Arthur Andersen LLP, Chartered Accountants (the "Former Accountant"), was replaced as independent auditor for China Broadband Corp. (formerly, Institute for Counselling Inc.) (the "Company") on September 22, 2000. The Company's decision to change accountants was approved by its Board of Directors.

     During the Company's six month period ended June 30, 2000 and through the date of this report, there were no disagreements with the Former Accountant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

     During the six month period ended June 30,2000, and through the date of this report, the Former Accountant did not advise the Company with respect to any of the matters described in paragraphs (a) (1)(vi) (B)(1) through (3) of
Item 304 of Regulation S-B.

     On September 22, 2000, the Company engaged Deloitte & Touche LLP as its independent auditors and independent certified public accountant.

     The Company has provided the Former Accountant with a copy of the foregoing disclosures and has requested in writing that the Former Accountant furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with such disclosures. A copy of such letter has been filed as an exhibit to this report in accordance with Item 601 of Regulation S-B.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

     (a)  Not applicable.

     (b)  Not applicable.

     (c)  Exhibits.  The following exhibit is filed as part of this report:

          16.1 Letter, dated September 22, 2000 from Arthur Andersen LLP, to the Securities and Exchange Commission stating that it has reviewed Item 4 in the Form 8-K and is in agreement.


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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





                                         CHINA BROADBAND CORP.
                                         ---------------------
                                              (Registrant)



                             By:  /s/ MATTHEW HEYSEL
                                  ----------------------------------------------
                                  Name: Matthew Heysel
                                  Chairman, Chief Executive Officer and Director



Date:  September 22, 2000
       ------------------


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